March 23, 2000 Presentation to Industry Analysts

Introduction

     Delivering What we promise.
                    And more.

                    NYSE:VVC

                    New York, NY
                    March 23, 2000

Vectren Presenters and Resources
     Niel Ellerbrook
          Chairman and CEO

     Andy Goebel
          President and COO

     Carl Chapman
                    EVP and President
Vectren Enterprises, Inc.

     Jerry Benkert
          EVP and CFO

     Gordon Hurst
          EVP and President Vectren Utility Holdings, Inc.

     Ron Christian
                    Senior VP, General Counsel
& Secretary

          Tim Burke
          VP and Treasurer

     Jeff Whiteside
          VP - Corporate Communications

     Steve Schein
          VP - Investor Relations

Safe Harbor Statement
 Certain subjects, including subjects pertaining to our growth strategy, may contain forward-looking statements. The actual results could differ materially from those that will be projected in this presentation and subsequent discussion. Additional information concerning factors that could cause actual results to differ materially from the information provided to you is readily available with the Securities and Exchange Commission.

Vectren Corporation

Presentation Overview
     *    Who we are today
     *    Growth strategies
     *    A closer look at operations
     *    Financial performance and outlook

A Merger of Equals
     IEI
       Indiana Energy

     VECTREN

     SIGCORP

Vectren Combined Service Area

* Covers about two-thirds of Indiana

* Serves 650,000 gas and electric customers

Map of Indiana showing service area

Merger Terms
* Tax-free, stock-for-stock transaction, pooling of interests

* Exchange ratio:
     - IEI shareholders will receive 1 new share
     - SIGCORP shareholders will receive 1.333 new shares

Merger Benefits
* Earnings immediately accretive
     - excluding non-recurring merger costs

* Net synergy savings of nearly $200 million over 10 years

* Marriage of strengths, superior credit ratings

* Greater access to capital markets

* Improved liquidity of stock

* Strong commitment to dividend growth

Transition

[Diagram of transition]

Integration Leaders  <---->  Communications
  - Operations
  - Finance
  - Support Service
  - IT

Vectren Organization
   Financial Reporting

[Diagram of organization]

                   Vectren Corporation
          +--------------------------------+
  Vectren Utility Holdings        Vectren NonReg. Group
    - Indiana Gas                   - Vectren Generation Services
    - SIGECO                        - Vectren Enterprises
    - Vectren Ohio                  - Vectren Resources

Vectren Management Team

[Diagram of Management Team]

                            Chairman & CEO
                            Neil Ellerbrook
    +---------------------------------+---------------------------+-------------+
EVP & CFO       EVP & Pres.            Pres. & COO    Senior VP          VP, Government
Jerry Benkert   Vectren Enterprises    Andy Goebel    General Counsel    Affairs
                Carl Champan                !          & Secretary        Gregg McManus
                                            !         Ron Christian
                                            !
                                +-----------!-----------+
                            EVP & Pres.            Senior VP, Human
                            Vectren Utility        Resources & Admin.
                            Holdings               Dick Lynch
                            Gordon Hurst

Vectren Purpose

We enthusiastically provide energy and related applied technology solutions that make our customers productive, comfortable and secure.

Vectren Values
     * Customer focus
     * Teamwork
     * Integrity
     * Reasonable risk-taking
     * Entrepreneurial spirit
     * Corporate citizenship
     * Continuous improvement
     * Superior returns

Vectren Growth Strategies
     * Pursue merger, acquisition, alliance opportunities
     * Expand the utility distribution base
     * Leverage customer relationships
     * Tie incentive compensation to SBU performance
     * Leverage existing skills through new, similar businesses

Where We Start Today

Balanced Earnings Mix

      Gas               42%
      Electric          42%
      Non-Regulated     16%

   * Gas and electric are nearly equal

Pie Diagram of Earnings

Vectren Financial Goals
   Over the next 5 years:
     * 10% annual compounded EPS growth target
     * Utility: 4% annual compounded growth
     * Non-regulated:
     * 30% annual compounded growth
     * 35-40% contribution by year 5

Vectren Financial Goals
    By 2004. . .

    Utility earnings              60-65%
    Non-regulated contribution    35-40%

Pie diagram showing projected distribution of earnings by 2004

Vectren: Positioned to deliver
     * A strategic business combination
     * Strong regulated and non-regulated growth opportunities
     * Competitive gas, electric businesses meet customer needs
     * Immediately accretive, excluding Non-recurring charges
     * Creates long-term shareholder value through an income/growth strategy

VECTREN

              NYSE:VVC
              Utility Group

Going Forward
     * Closing date: March 31, 2000
     * Teams in place/Approvals in place
     * Focused on running business
     * First Quarter reported as Vectren
     * April 3 trading on NYSE
     *We're ready to go

Issues Surrounding Merger Costs
     * Accounting assumptions and theory
     * Accuracy of cost estimates
     * Status of regulatory plan/strategy

Merger Costs Categories
     * Transaction
     * Transition
     * Relocation
     * Severance
     * Filing fees
     * Consulting

Estimated Merger & Acquisition Costs
     * Vectren O&M estimate of $30-35 million
     * Duplicate systems costs   charged off as incremental
           depreciation   $20 million
     * Estimated Capital Investment of nearly $15 million for
           systems
     * DPL   $15 million

Estimated Merger Timing & Costs

  ($ in millions)        Vectren       DPL        Total
-------------------    ----------    ---------  ---------
At March 31              $23-28                   $23-28
At June 30                               $7           $7
April-Dec. 20               $18          $6          $24
2001                         $9          $2          $11
                          ------      ------      -------
                         $50-55         $15       $65-70

Vectren Utility Holdings

                       Vectren Corporation
                                !
                                !
                     Vectren Utility Holdings
                                !
        +-----------------------!-----------------------+
   Indiana Gas                SIGECO               Vectren Ohio*

                                           *Target close: 6-30-00

Organizational diagram showing Vectren Utility Holdings

Vectren Utility Operations
in Indiana and Ohio

Map showing service areas in Indiana and Ohio including the cities of Indianapolis, Evansville and Dayton.

Utility Earnings Growth

                  1999    2000     2001      2002    2003     2004
                -------  ------   ------    ------  ------   ------
Utility             78     80        83       87     91        97
Non-Utility         17     27        36       46     56        65

Graph showing 4% Growth between 1999 and 2004

SIGECO Territory

Indiana Map showing territory in the Southwest region of Indiana

SIGECO Structure

                               SIGECO
                                  !
                  +---------------!----------------+
            Power Supply                    Energy Delivery

Diagram showing SIGECO structure

Power Supply
          SIGECO
is low cost provider...
          - Effective cost controls and low production costs
          - Low embedded generation cost ($300 / kW)
          - Low coal costs

                   Total Power Production Costs
                         (Cents per KWh)

               1995      1996      1997      1998       1999
              -------  -------   -------    -------    -------
               2.10      1.94      1.80      1.97       1.99

                        Average Coal Costs
                         (Cents per KWh)

               1995      1996      1997      1998       1999
              -------  -------   -------    -------    -------
               1.41      1.24     .98       .95         1.01

Two Bar graphs showing difference in cost per year

Power Supply-Generation Assets

                                                            1999
                           Capacity                       Capacity
Existing                     (MW)      Year in Service    Factor
----------------            -------      ------------    -------
Culley 1                       46            1955            69%
Culley 2                      110            1966            69%
Culley 3                      250            1973            76%
Warrick                       135            1970            70%
Brown 1                       250            1979            62%
Brown 2                       250            1986            75%
                            ------        --------        ------
Total Coal-Fired            1,041                            71%
Peaking (5 units)             215         Various             4%
                            -------
                            1,256

Vectren Generation Services
     * Vectren Fuels owns coal reserves and contracts the mining operation to a third party mining company
     * Vectren Fuels will provide over 75% of SIGECO's coal requirements from its nearby Southwest Indiana mines

Vectren Generation Services
     * All coal contracts have received regulatory approvals
     * Southern Indiana Minerals (SIMI) recycles scrubber filter cake into filler products used in the paint and roof coating industry

SIGECO Total Electric Sales
     (Megawatt-hours in Thousands)

             1999       1998     1997      1996    1995
            ------    ------    ------   ------   ------
SIGECO       6,941     6,859     6,285    6,084   5,980

Bar graph showing total electric sales between 1995-1999

SIGECO Electric Sales by Customer
                     (1999 MWh)

                                           MW hours         Cents/
   Type                        Number      in 000s           KWh
----------                    ---------     ---------      ---------
Residential                    110,064        1,372           6.6
Commercial                      16,344        1,304           5.4
Industrial                         173        2,416           3.3
Firm Wholesale                       5          659           3.6
                               -------      -------       -------
         Subtotal              126,586        5,751           4.6
Alcoa                                1          314           2.6
Power Marketing & Other             18          875           4.1
                               -------      -------       -------
         Total                 126,605        6,941           4.4

SIGECO Electric Delivery
     Strong competitive position

                        Comparison of Avg.
                      Electric Retail Rates
               of Midwest-Based Electric Companies
                     (Cents per kWh mid-1999)

          SIGECO     PSI    IPALCO     AEP      CG&E    US Avg
          ------   ------   ------    ------   ------   ------
           4.75     4.82     5.39      5.65     6.21     6.83


                        Comparison of Avg.
                    Electric Industrial Rates
               of Midwest-Based Electric Companies
                     (Cents per kWh mid-1999)

          SIGECO   IPALCO     PSI       AEP      CG&E     US Avg
          ------   ------    ------    ------   ------    ------
           3.29     3.93      4.42      4.43     4.52      4.63

SIGECO Natural Gas Throughput

                       1995        1996    1997      1998     1999
                      ------     ------   ------    ------   ------
MDth                   27,637     31,065  29,370    28,965   31,850

Degree Days
 as % of Normal        92%        107%    104%       82%       88%

Bar graph

SIGECO Natural Gas Delivery
     * SIGECO's gas business is also successful, attributable to:
          - Effective cost management
          - Part of combination utility company
          - Competitive rates; growing retail base

SIGECO Gas Sales by Customer (1999)

Type                                 Number          MDth
----------                          --------      ---------
Residential                          99,596          8,262
Commercial                            9,576          3,498
Industrial                              212            467
Transported                                         19,580
Other                                     4             43
                                    -------        -------
               Total                109,388         31,850

Indiana Gas Territory

     Map of Indiana showing Gas Territory in Indiana as Central and Southeast Indiana.

IGC Natural Gas Throughput
          (Fiscal Years)

                       1995       1996     1997      1998      1999
                      ------    ------    ------   ------     ------
MDth                  109,508  126,742   122,846   114,795   118,065

Degree Days as
 % of Normal            87%       108%     100%     86%       87%

Indiana Gas Favorable Position
     * Although winter weather has been mild over the last several years, Indiana Gas has also been successful
     * Attributable to:
          - Effective cost controls
          - Growing customer base
          - Competitive rates; growing retail base

Indiana Gas Customer Growth

                       1995       1996     1997      1998      1999
                      ------    ------    ------   ------     ------
Customers (in          455        465      477       491       503
 thousands)

Bar graph showing a growth of Indiana gas customers 2.5% per year between 1995 and 1999

Vectren Ohio Territory

Ohio map showing Vectren's Territory around Dayton, Ohio

DPL Asset Acquisition
     * 305,000 Customers
          - 966,000 Vectren customers
     * Price   $425 million
     * 4,979 miles of pipeline
     * Expands non-regulated opportunities
     * Target Close: June 30, 2000
     * Contiguous territory
          - 16 counties in West Central Ohio
     * Access to many interstate pipelines

DPL Financing
     * Interim financing
          - Commercial paper
          - 364-day credit facility

     * Permanent financing
          - Within 12-18 months
          - 100% debt
          - Funded at Vectren Ohio and Vectren Utility Holdings

Key Utility Group Statistics

                         SIGCORP       IEI        Subtotal  Vectren Ohio    Total
                         -------     -------      -------     -------     -------
Utility Customers        153,000     508,000      611,000     305,000      966,000

Gas Througput (BCF)         30.5       118.1        148.6        55.3        203.9

Total Revenues          $558,742    $420,463     $979,205    $215,008   $1,194,213

Miles of Gas Pipeline      2,901      10,978       13,879       4,979       18,858

Full-time Employees        1,047        861*       1,908*         199        2,107

   *Excludes Unconsolidated Affiliates

Utility Group Keys to Success
     * Realize merger benefits
     * Cost control and high service quality
     * Generation capacity and availability
     * Environmental issues
     * Deregulation issues
     * Risk management

Generation Capacity
                          1999    2000      2001    2002    2003    2004
                         ------   ------   ------  ------  ------  ------
System Capacity          1,376    1,376    1,376    1,526   1,476   1,476
Peak Demand              1,235    1,287    1,309    1,327   1,343   1,364

Reserve Margin             15%       7%       5%      15%      10%     8%

Bar graph showing generation capacity.

Environmental
     * EPA SIP Call (NOx Reduction)
          - In 1999, the EPA issued rules to reduce NOx emissions to 85% of 1990 levels
          - We do not agree with the rules and have joined with others to litigate the issue
          - Current status

     * EPA Lawsuit
          - SIGECO and six other utilities were named in a lawsuit
                              by the EPA, claiming we violated "New Source"
               provisions of the Clean Air Act
          - We are vigorously defending against this litigation

Deregulation Issues
     * No 2000 deregulation bill in Indiana
     * Working on 2001 bill with others
     * Vectren in good shape either way
     * Opportunity in Ohio   January 1, 2001
     * Gas unbundling plans in Indiana

Risk Management

     Studying ways to minimize weather-related risk (gas only)

                     1995      1996      1997     1998     1999
                    -------  -------  -------    -------  -------
Heating Degree Days
% of Normal          87%      108%      100%      86%      83%

Bar graph showing Heating Degree Days % of Normal.

Vectren Utility Group:
Financial Overview Today
     * Diversified between electric and gas as well as generation and delivery
     * Low-cost operations
     * Above average earnings growth
     * Above average ROE
     * Strong balance sheets

Utility Group Forecast
     * Regulated financial forecast primarily driven by:
          - Sales growth
          - Capital expenditures
          - O&M Expense levels
          - Pricing (rates)

Customer Outlook

                         1999      2000      2001      2002    2003     2004
                        -------  -------   -------   -------  -------  -------
IGEO Gas               109,388   110,482   111,587   112,703  113,830  114,968
Indiana Gas            513,091   513,922   528,172   542,422  556,672  570,922
DPL                    309,202   313,264   317,382   321,556  325,787  330,077
SIGECO Electric        126,605   127,871   129,150   130,441  131,746  133,063

Bar graph indicating customer outlook for each company.

Sales Outlook: Gas

                         1999     2000      2001    2002     2003     2004
                        -------  -------   ------- -------  -------  -------
IGEO Gas                33,720    34,462   35,410   36,118   36,840   37,577
Indiana Gas            130,338   133,577  136,716  139,854  142,991  146,212
DPL                     60,361    60,788   61,147   61,440   61,679   61,987

Bar graph indicating sales outlook for gas business.

Sales Outlook: Electric

                      1999     2000      2001     2002     2003    2004
                     -------  -------   -------  ------- -------  -------
Retail                5,530    5,847     5,977    6,009   5,811    5,912
Off-System Wholesale  1,410    1,157     1,058    1,061   1,515    1,537

Bar graph indicating sales outlook for electric business.

Capital Expenditures Outlook
($ in millions)      1999    2000      2001      2002       2003      2004   2000-04
---------------    ------- -------   -------    -------   -------   -------  -------
SIGECO                $61    $44        $77      $107        $53      $67     $348
Indiana Gas            63     58         58        58         58       58     $289
Vectren Ohio                   6         11        11         11       11      $51
                   ------- -------    -------   -------   -------   -------  -------
Total Utility Group  $124   $107       $146      $175       $123     $136     $658

          Note:     Excludes Information Technology expenditures at Vectren
          Resources of approximately $70m.

Capital Expenditures Outlook
     * NOx-related   $90-100 million over 5 years
     * Assumes leasing 70 MW, $120 million co-generation unit in 2002
     * New 70 MW peaking unit at $32.1 million in 2002

O&M Outlook   Total Utility Group

[Need numbers that went into the chart]

Utility Holdings Summary
     * Strong foundation- 4% EPS growth
     * Experienced management team
     * Merger synergies
     * Low-cost energy providers
     * Very loyal customer base
     * 1 million opportunities to build upon

VECTREN

                       NYSE:VVC

VECTREN

                       NYSE:VVC
    Non-Regulated Target Growth

Non-Regulated Target Growth

                1999    2000    2001    2002    2003     2004
                -----  -----   -----   -----    -----   -----
                                     (Earnings $)
Utility           78     80      83      87        91     97
Non-Utility       17     27      36      46        56     65

Graph indicates a non-regulated target growth of 30% (Annual EPS
Growth).

Key Forecast Assumptions
     * Contributes 35-40% of Vectren earnings by year 5
     * All growth is at existing entities; no entities are divested
     * Dividends
          - Paid to Vectren only by the Resources sub
          - Joint ventures dividend 40% to cover taxes

Key Forecast Assumptions
     * Financing
          - Through Vectren Capital to achieve short/long-term
                              corporate mix
     * Overall results
          - Management at each entity takes responsibility for
                              their forecast
          - Incentive compensation tied to achievement

Non-Regulated Operations

                         Vectren Corporation
                                 !
                                 !
              +------------------!----------------+
      Vectren Utility Holdings            Vectren Non-Reg. Group
              !                                   !
              !                                   !
   +-------------+-----------+------------+-------------+--------------+
 Indiana      SIGECO      Vectren      Vectren       Vectren        Vectren
   Gas                     Ohio       Generation    Enterprises    Resources
                                       Services

Chart showing the structure of non-regulated operations.

Vectren Generation Services

                    Vectren Non-Regulated Group
                                !
                                !
           +--------------------+------------------+
        Vectren              Vectren            Vectren
      Generation           Enterprises         Resources
        Services

Chart showing the structure of Vectren Generation Services.

Vectren Generation Services

                     Vectren Generation Services
                                !
                                !
                     +----------!----------+
                  Southern              Vectren
                  Indiana              Fuels, Inc.
               Minerals, Inc.    (Formerly SIGCORP Fuels)

Vectren Generation Services
     * Vectren Generation Services includes Vectren Fuels and
                    Southern Indiana Minerals (SIMI)
     * Vectren Fuels owns coal reserves at 2 locations and
                    contracts the mining operation to a third-party mining company
     * SIMI recycles scrubber filter cake into filler products used in the paint and roof coating industry

Vectren Resources

                     Vectren Non-Regulated Group
                                 !
                                 !
        +------------------------+---------------------+
     Vectren                  Vectren               Vectren
   Generation                Enterprises           Resources
    Services

Vectren Resources
     * Vectren Resources makes technology investments and holds technology resources for Vectren Corporation
     * This company is the vehicle to hold resources and optimize synergies from the merger and other acquisitions

Vectren Enterprises

                     Vectren Non-Regulated Group
                                 !
                                 !
        +------------------------+---------------------+
     Vectren                  Vectren               Vectren
   Generation                Enterprises           Resources
    Services

Vectren Enterprises

                     Vectren Enterprises
                              !
                              !
    +------------+------------+-----------+--------------+
 Vectren     Vectren       Vectren     Vectren        Vectren
 Energy    Communications   Utility     Financial      Ventures
 Services                  Services      Group

Vectren Energy Services

                    Vectren Energy Services
                              !
                              !
                    +---------+----------+
              Vectren Energy       Vectren Retail
                Solutions

Vectren Energy Services
     * Focus is on "go-to-market" strategies to retain customer
     * Energy Solutions will focus on large commercial and
                    industrial customers where face-to-face contact is necessary
     * Retail will address the small commercial and residential or
                    "aggregated load" market

Vectren Energy Solutions

                    Vectren Energy Services
                              !
                              !
                    +---------+----------+
              Vectren Energy       Vectren Retail
                Solutions

     * ProLiance Energy
     * SIGCORP Energy Services
     * Energy Systems Group
     * Air Quality Services
     * Energy Mgmt. / Consult.
     * Electric / HVAC (likely JV's)

Vectren Energy Solutions:
ProLiance and SES
     * Provide market intelligence through disciplined trading
     * ProLiance Energy and SES provide natural gas marketing and fuel supply management services to nearly 600 customers in several Midwest markets with volumes of over
350 Bcf
     * Outstanding growth since start-up in 1996 and 1997

Vectren Energy Solutions:
ProLiance and SES Growth

                            Customers

                1996*    1997     1998     1999
               -------  ------   ------  ------
Costumers        134     253      326      555


                               MDth

                1996*    1997     1998     1999
               ------   ------  -------   -------
MDth              69     238      283      327

*1996: 5 months only

Vectren Energy Solutions:
ProLiance and SES
     * ProLiance Energy litigation surrounding the sale of natural gas to Indiana Gas
     * Low-risk power marketing

Vectren Energy Solutions:
Growth Plans
     * Ohio Valley Hub
     * Other likely investments
     * Mid-stream assets such as gathering, storage or small
                    pipelines
     * Merchant power
     * Continue growth in sales to other aggregators

Vectren Energy Solutions:
Energy Systems Group
     * ESG provides performance contracting and energy efficiency upgrades
     * Key plans to grow
          - Government
          - Schools
          - Outsourcing by industrials
     * Offices in Chicago, Indianapolis, Evansville, Cincinnati and
                    Johnson City (TN)

Vectren Energy Solutions:
Energy Systems Group

                          Number of          Amount
                          Contracts     ($ in millions)
                          -----------     -----------
2000 to date                 10             $57.0
1999                         31             $24.8
1998                         21             $18.1
1997                          7              18.8
1996                         10               4.3

Vectren Retail
     * Provide energy commodity and related products and services to small retail customers
          -e.g. fuel cells, micro-turbines
     * Will follow disciplined approach to be prepared when
                    unbundling creates opportunities

Vectren Retail
     * Plans still developing, but will not attempt to aggressively
                    "create" markets
     * Likely heavy focus on e-commerce strategies

Vectren Communications

                     Vectren Enterprises
                              !
                              !
    +------------+------------+-----------+--------------+
 Vectren     Vectren       Vectren     Vectren        Vectren
 Energy    Communications   Utility     Financial      Ventures
 Services                  Services      Group

* Vectren Advanced Communications (formerly SIGECO Advanced Com.)
* SIGCORP Communications Services

Vectren Advanced Communications
     * Investor in broadband through integrated communications
                    provider (ICP) projects
          - Cable
          - Local phone, long distance
          - High speed internet
          - Data transport

Vectren Advanced Communications
     * Partner with Utilicom Networks
          - Fully diluted position of 10.9%
          - Own 14% of Evansville ICP (SIGECOM)
     * Plan to implement communications strategy in other Vectren markets

Vectren Advanced Communications
     * Capital structure prevents booking losses during buildout
     * $100 million Blackstone investment
     * SIGCORP gain in first quarter of $4.9 million
     * Will realize full value of investment at IPO or sale

Vectren Advanced Communications
SIGECOM Success in Evansville
     * Anticipated passings of 85,000
     * Revenue Generating Units (RGU) total 27,000
     * Customer count: 14,000
     * Penetration rates over one-third

Vectren Communications Services
     * Consulting services on and build out of fiber-optic systems for municipal utilities across U.S.
     * Follows trend of out-sourcing by local governments
     * Profitable in 1999
     * Contracts over $30m with 20 municipals awarded to date
     * Alameda, CA project

Vectren Utility Services

                     Vectren Enterprises
                              !
                              !
    +------------+------------+-----------+--------------+
 Vectren     Vectren       Vectren     Vectren        Vectren
 Energy    Communications   Utility     Financial      Ventures
 Services                  Services      Group

* Reliant Services
* CIGMA
*IEI Financial Services

Vectren Utility Services
Reliant Services, LLC
     * Strategic alliance between subsidiaries of Vectren and
                    Cinergy Corp.
     * Underground locating, construction and meter reading to 14 companies in Indiana, Kentucky and Ohio
     * Provides an economical way for utilities to outsource

Vectren Utility Services
CIGMA, LLC
     * Strategic alliance between subsidiaries of Vectren and
                    Citizens Gas & Coke Utility
     * Regional supplier of materials and integrated supply
                    solutions with a current focus on web-based solutions
     * Provides efficient purchasing, warehousing and distribution of materials

Vectren Utility Services
IEI Financial Services, LLC
     * Wholly owned subsidiary of Vectren
     * Performs third-party collections, energy-related equipment leasing and related services

Vectren Financial Group

                     Vectren Enterprises
                              !
                              !
    +------------+------------+-----------+--------------+
 Vectren     Vectren       Vectren     Vectren        Vectren
 Energy    Communications   Utility     Financial      Ventures
 Services                  Services      Group

* Southern Indiana Properties
* Vectren Synfuels
* Energy Realty

Vectren Financial Group
Southern Indiana Properties, Inc.
     * Participates in structured finance, tax-advantaged and
                    investment transactions, including leveraged leases
     * Investments include:

          Leveraged Leases                        $87 m
          Loans                                    38 m
          Affordable Housing                       14 m
          Other Assets                              5 m

Vectren Financial Group
Vectren Synfuels, Inc.
     * 8.3% investor in Pace Carbon Synfuels
     * Develops, owns and operates plants that produce coal-based synthetic fuel that qualifies for tax credits
     * Significant recent production improvement but coal market soft

Vectren Financial Group
Energy Realty, Inc.
     * Limited partner in six affordable housing investments

Vectren Ventures
Vectren Ventures

                     Vectren Enterprises
                              !
                              !
    +------------+------------+-----------+--------------+
 Vectren     Vectren       Vectren     Vectren        Vectren
 Energy    Communications   Utility     Financial      Ventures
 Services                  Services      Group

* Haddington Energy Partnes
* Gazelle TechVentures
* Cambridge Capital
* Monumental Capital

Haddington Energy Partners, LP
     * Limited partnership that includes the former principals of
                    TPC Corp.
     * Chase Capital Partners is the largest investor
     * Total Vectren investment of $10 million, with income
                    starting in 2000
     * Projects: Lodi, CA storage field; a co-generation facility;
                    2 gathering projects; compressed air storage facility

Vectren Ventures
Venture Capital
     * Minor investments in local funds primarily focused on
                    retaining business in our markets
     * Recent Gazelle investment provides e-commerce opportunity

Vectren Non-Regulated Group
Five-Year Outlook

                                Actual 1999         5-yr. outlook
                              ---------------      ---------------
Net Income                       $17 mil              30% CAGR
% Vectren Net                     18%                   35-40%
Investments                       n/a                $150-160 mil
Total Assets                    $330 mil            $650-660 mil
Total Debt                      $125 mil            $125-130 mil

Non-Regulated Group Summary
     * Management with track record of results
     * Realistic, achievable growth goals
     * Doing what we know
     * Aggressive use of joint ventures matching the new
                    networking economy

VECTREN


                    NYSE:VCC

Vectren Branding Strategy
     * Build Vectren name
          - Significant budget
          - Sponsorships, contributions
     * DPL experience
     * Costs and timing

Commitment to Credit Rating
     * Vectren Corporation is committed to maintaining a strong investment grade credit rating
     * At times, the use of debt to fund acquisitions or
                    investments may temporarily increase debt leverage. However, management will take steps to gradually recover from the use of additional leverage.

Dividend Growth

          1994     1995       1996     1997     1998     1999
         ------    ------    ------   ------   ------   ------
                                 (per share)
SIG       1.10      1.13      1.15     1.18     1.21     1.24
IEI       0.77      0.80      0.83     0.86     0.90     0.94

Graph showing the dividend growth of SIG and IEI between 1994 and 1999.

5 Year CAGR
SIG: 2.4%
IEI: 4.1%

Dividend Policy
     * Dividend payment dates
     * Expected increase date
     * Board approval
     * Current rate (not yet declared)
     * Growth expectation: 4-4.5%

Where We Start Today - Vectren

Pie chart indicating that the Gas and Electric earnings are nearly equal with portion of the earnings coming from Non-Regulated area.

Investment Performance

Both IEI an Sigcorp have exceeded the utility industry performance as measured by return on equity.

            1995     1996    1997*    1998    1999
           -------  ------- -------  ------  -------
IEI         0.12      0.15    0.07    0.12    0.124
Peers       0.09      0.12    0.12    0.10

Reflects After Tax Restructuring charge of $24.5 million or 80 cents per share

              1995     1996      1997     1998     1999
             -------  -------   -------  -------  -------
SIG           0.126    0.134     0.136   0.144     0.132
EEI Index     0.112    0.112     0.110   0.113

1999 Vectren Calendar Base EPS

1999 Proforma                  $1.48
Weather Impact               .13-.15
1999 Adjusted Base             $1.62

Cumulative Average Growth Targets

                    1999    2000    2001    2002     2003    2004
                   ------  ------  ------  ------   ------  ------
                       (Earnings per share)
Utility               78      80     83       87      91      97
Non-Utility           17      27     36       46      56      65

Chart showing a target of a 10% growth of annual Earnings per Share between 1999 and 2004.

Expected 2000 Earnings

1999 Adjusted Base                                  $1.62
2000 EPS (Assuming normal growth)              $1.73-1.83
2000 Merger Costs ($54-59 million)               $.55-.60
1st Quarter Weather                              $.11-.13

               1st Quarter Teleconference - 4/7/00

Vectren Corporation
Presentation Overview
     * Who we are today
     * Growth strategies
     * A closer look at operations
     * Financial performance and outlook
     * Why we are an outstanding investment

Vectren Corporation:
A Great Investment
     * Strong, customer-focused company
     * Experienced, dedicated management team
     * Solid utility foundation
     * Strong non-regulated earnings potential

Vectren Corporation:
A Great Investment
     * Create and take advantage of opportunities
     * Ability to assimilate expanded operations
     * Physical, financial and human resources to create share
                    value
     * A company positioned to deliver

VECTREN

            NYSE:VCC